LaBarge inc



Matching our Capabilities with Customer Needs

An Overview of LaBarge, Inc.

February 2002

Delivering on Strategic Goals

LaBarge inc

- Positive momentum built in last two years
  - Focused strategy and flexible organizational structure
  - Expanded capabilities
  - Significant backlog growth over last two years provides greater earnings visibility
  - Breakthrough contracts for proprietary ScadaNET Network™
  - Sales and profitability have grown significantly
  - Strong cash flow

Our Strategy

LaBarge inc

Build on Our Core Capabilities

Grow the core electronics manufacturing services business	Add proprietary capabilities, technologies and products
Manufacturing Services Group	**Network Technologies Group**
97% of revenues*	**3% of revenues***

*For fiscal 2002 first six months, ended 12/30/01.



LaBarge inc

Manufacturing Services Group

Provides contract design and manufacturing services for sophisticated, high-reliability electronics to customers in a **wide variety** of technology-driven markets

Allows customers to effectively outsource complex applications

LaBarge inc



Network Technologies Group

Designs and markets proprietary wireless data communications products and network services that provide monitoring and control of remote industrial equipment

Proprietary products, capabilities and technologies

Recent Initiatives

LaBarge inc

- Manufacturing Services Group: significant core business growth
  - Making the necessary investments in people, systems, capabilities and capacity
    - Enhanced operating performance
      - Lean manufacturing
      - Supply chain management
    - Expanded and upgraded sales approach
      - Targeting select customers who can benefit from our expertise
      - Broader diversification of customer base
- Network Technologies Group
  - Establishing rail industry standard
  - Developing presence in pipeline cathodic protection market

Backlog Growth

(In millions of dollars)



90
80
70
60
50
40
30
$42.7
$63.1
$87.0
FY99
FY00
FY01

$95.2 million at the end of FY02 Q2

Diverse Markets – Sales

LaBarge inc



Government Systems 29%
Semiconductor 1%
Other 4%
Railroad 3%
Aerospace 7%
Defense 31%
Medical 3%
Oil and Gas 22%

Breakdown of sales for fiscal 2002 first six months, ended 12/30/01.

Electronics Manufacturing Services Industry

LaBarge inc

- Strong trend toward outsourcing electronics production
- LaBarge's niche:
  - Low- to mid-volume
  - High complexity/High reliability
- Broad array of industries
- Typically, large technology-driven companies
  - Focused on own core capabilities, boosting efficiencies
  - Seeking to outsource turnkey electronic assemblies

Manufacturing Services Group – Locations

LaBarge inc

- U.S. manufacturing operations
  - Arkansas (Berryville and Huntsville)
  - Missouri (Joplin)
  - Oklahoma (Tulsa)
  - Texas (Houston)
- 325,000 square feet of manufacturing floor space
- 970 employees



Domestic manufacturing enhances our flexibility and customers' outsourcing strategy, and is well-suited to our niche approach.

Manufacturing Services Group – Differentiators

- Broad-based specialized capabilities
  - Customized applications
  - Highly engineered products
  - Sophisticated electronic assembly capability
  - Complete systems solutions
- Broad array of other value-added services
  - Program management
  - Systems design
  - Engineering and product development
  - Direct link with customer

Manufacturing Services Group – Manufacturing Initiatives

LaBarge inc

- Lean manufacturing: eliminate waste/increase productivity
  - Cost reduction, product quality, inventory control, on-time delivery, increased capacity
- Supply chain management: enhanced procurement practices
  - Reduced material cost and inventories
  - Critical to winning larger, more sophisticated contracts
- Flexible manufacturing: more useful capacity
  - Improved capacity utilization related to mix and scheduling
  - High degree of cooperation among facilities
  - Wider breadth of capabilities to offer customers

Manufacturing Services Group – Strategies for Growth

LaBarge inc

- Maximize opportunities within existing customer base
  - Strength of our customer relationships
  - Leveraging performance for additional larger contracts with customers
- Develop new customers that fit LaBarge profile
  - Greater visibility in marketplace
  - More effective sales/marketing approach: target customers
- Acquisitions

Network Technologies Group

LaBarge inc

- Proprietary ScadaNET Network™
  - Application for remote locations
  - End-to-end solution
  - Leverages existing cellular telephone infrastructure and Internet technologies
  - Low cost, two-way data communication
  - More reliable monitoring of industrial equipment



ScadaNET Network™ – Success in Rail Industry

LaBarge inc

- Remotely monitors the functionality of crossing equipment
  - 40+ railroads are using
  - Standardization by rail organizations
    - Burlington Northern and Santa Fe
    - Union Pacific
- Endorsement and funding by state transportation departments for safety programs
  - 26 states have approved ScadaNET for new crossings
  - Illinois retrofitting crossings with ScadaNET

Network Technologies Group – Strategy for Growth

LaBarge inc

- Goal: ScadaNET Network™ as **the** standard in railroad industry
- Target large, well-defined opportunities where LaBarge can be the dominant player
  - Pipeline corrosion protection equipment

Net Sales/Gross Profit Margins



(In millions of dollars)
(In %)
140
120
100
80
60
40
20
0
24
22
20
18
16
14
12
10
8
6
4
2
0
20.2%
22.5%
20.8%
$78.6
$79.6
$119.2
FY99
FY00
FY01

From continuing operations.

Net Sales = $63.6 million, GPM = 20.3% in FY02 first six months

EBITDA

LaBarge inc



(In millions of dollars)
12
9
6
3
0
$5.3
$5.0
$11.2
FY99
FY00
FY01

From continuing operations.

$5.4 million in FY02 first six months

Selling & Administrative Expense

LaBarge inc

(as a percentage of sales)



22
20
18
16
14
12
10
8
6
4
2
0
16.5%
20.3%
14.3%
FY99
FY00
FY01

From continuing operations.

13.9% for FY02 first six months

FY02 vs FY01 First Half – Comparison Results

LaBarge inc

(dollars in thousands)	**FY02–First 6 months**	**FY01–First 6 months**	**% Change**
Net sales	$63,603	$51,207	+ 24.2%
Cost of sales	50,713	40,120	+ 26.4%
Gross profit/margin	12,890 / 20.3%	11,087 / 21.7%	+ 16.3%
Selling and administrative/margin	8,831 / 13.9%	8,240 / 16.1%	+ 7.2%
Net earnings	$ 2,235	$1,361	+ 64.2%
Diluted EPS	$ .15	$ .09	
EBITDA	$5,365	$4,974	+ 7.9%

Comparative Balance Sheet Items

LaBarge inc

(dollars in thousands)	FY02 Q2 Dec. 30, 2001	FY02 Q1 Sept. 30, 2001	FY01 Q4 July 1, 2001
Current assets	$38,499	$40,386	$ 42,638
Current liabilities	18,370	20,869	23,748
Total debt	15,650	16,700	17,400
Equity	31,807	30,593	29,716
Senior debt/EBITDA (LTM)	.86	.98	1.0

LaBarge's Focused Commitment to Aggressive, Profitable Growth

LaBarge inc

- Excellent reputation and customer base
- Investment in people, facilities and technology
- Broadening our reach
  - Target new customers
  - Attain new proprietary skills
- Solid backlog
- Strengthening balance sheet/reduced interest expense
- Anticipate FY02 Q3 sales and earnings will be comparable to this year's second quarter
- Expect higher sales and earnings in FY02